UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016 (August 24, 2016)

FORESIGHT ENERGY LP

(Exact name of registrant as specified in its charter)

Delaware	001-36503	80-0778894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway

Suite 2600

Saint Louis, MO 63102

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 932-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement.

On August 24, 2016, Foresight Energy LLC and Foresight Energy Finance Corporation (wholly owned subsidiaries of Foresight Energy LP (the “Partnership”)) (together, the “Issuers”), together with Wilmington Savings Fund Society, FSB, the successor trustee (the “Existing Senior Notes Trustee”) for the Issuers’ 7.875% Senior Notes due 2021 (the “Existing Senior Notes”), entered into a supplemental indenture (the “Existing Senior Notes Supplemental Indenture”) providing for an amendment (the “Proposed Amendment”) to the indenture governing the Existing Senior Notes (as amended, supplemented or otherwise modified from time to time, the “Existing Senior Notes Indenture”).

As previously disclosed by the Partnership, the required noteholder consents under the Existing Senior Notes Indenture for the Proposed Amendment were obtained on August 11, 2016. Accordingly, upon the Issuers obtaining the required noteholder consents for the Proposed Amendment, such noteholder consents became irrevocable in accordance with the terms of the related consent solicitation.

Upon its effectiveness, the Proposed Amendment will amend Section 8.05 of the Existing Senior Notes Indenture (entitled “Satisfaction and Discharge of Indenture”) by deleting, in its entirety, subsection (2) thereof, which currently requires (as a condition precedent for the satisfaction and discharge of the obligations in respect of the Existing Senior Notes and the Existing Senior Notes Indenture) the absence of an existing Default or Event of Default (each as defined in the Existing Senior Notes Indenture) on the date that an Issuer or guarantor deposits funds with the Existing Senior Notes Trustee for such satisfaction and discharge (and requires further that such deposit not result in a Default or Event of Default under the Existing Senior Notes Indenture or a default under any other instrument to which an Issuer or guarantor is a party or by which an Issuer or guarantor is bound).

The Supplemental Indenture has been executed and delivered by the Issuers and the Existing Senior Notes Trustee and the conditional Proposed Amendment to Section 8.05 of the Existing Senior Notes Indenture that is contained within the Existing Senior Notes Supplemental Indenture will become effective (and shall be deemed effective immediately prior to) the consummation of the previously disclosed exchange offer that is currently being conducted as part of the Partnership’s proposed restructuring.

The foregoing descriptions of the Proposed Amendment, the Existing Senior Notes Supplemental Indenture and the Existing Senior Notes Indenture are qualified in their entirety by reference to the full text of the Existing Senior Notes Supplemental Indenture and the Existing Senior Notes Indenture, each of which is incorporated herein by reference to Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements.” The words “propose,” “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “outlook,” “estimate,” “potential,” “continues,” “may,” “will,” “seek,” “approximately,” “predict,” “anticipate,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that the future developments affecting us will be those that we anticipate. All comments concerning the proposed restructuring referenced herein are based on the current state of the ongoing related negotiations.

The successful consummation of the restructuring transactions is subject to various conditions, including the successful negotiation of definitive documentation and other conditions that are not within the control of the Partnership or its affiliates. There can be no assurances that the Partnership or any of its affiliates will be able to successfully negotiate or implement any of the proposed restructuring transactions, or if they are able to do so, that such negotiation or implementation will be consistent with the terms described herein.

We continue to experience substantial financial, business, operational and reputational risks that threaten our ability to continue as a going concern and could materially affect our present expectations and projections. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the sections entitled “Risk Factors” in the Partnership’s: (i) Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 15, 2016; and (ii) subsequently filed Quarterly Reports on Form 10-Q.

You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Supplemental Indenture, dated as of August 24, 2016 (to the Indenture dated as of August 23, 2013), by and among Foresight Energy LLC, Foresight Energy Finance Corporation and Wilmington Savings Fund Society, FSB, as successor trustee.

10.2

Indenture, dated as of August 23, 2013, by and among Foresight Energy LLC, Foresight Energy Finance Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to FELP’s Draft Registration Statement on Form S-1, filed with the SEC on February 18, 2014 (SEC File No. 333-179304)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESIGHT ENERGY LP
By: Foresight Energy GP LLC, its general partner

By: /s/ Robert D. Moore
Robert D. Moore President and Chief Executive Officer

Date: August 25, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1

Supplemental Indenture, dated as of August 24, 2016 (to the Indenture dated as of August 23, 2013), by and among Foresight Energy LLC, Foresight Energy Finance Corporation and Wilmington Savings Fund Society, FSB, as successor trustee.

10.2

Indenture, dated as of August 23, 2013, by and among Foresight Energy LLC, Foresight Energy Finance Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to FELP’s Draft Registration Statement on Form S-1, filed with the SEC on February 18, 2014 (SEC File No. 333-179304)).